Stonebridge Funds Trust

Stonebridge Growth Fund

Stonebridge Aggressive Growth Fund

SUPPLEMENT DATED MARCH 28, 2002,
TO THE PROSPECTUS

DATED FEBRUARY 28, 2002

The following information supplements and should be read in conjunction with the information provided in the Funds' prospectus dated February 28, 2002.

Page 6 of the prospectus shall be deleted in its entirety and replaced with the following:

Past Performance of the Fund. The bar chart and table below provide an indication of the risks of investing in Stonebridge Aggressive Growth Fund by showing changes in the performance of the Fund and its predecessor from year to year over a 10-year period and by showing how the Fund's average annual returns compare to that of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Past performance before and after taxes does not necessarily indicate how the Fund will perform in the future.

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YEAR RETURN

1992 (2.97)%

1993 4.61%

1994 (1.26)%

1995 44.82%

1996 12.86%

1997 2.90%

1998 (2.75)%

1999 44.30%

2000 4.97%

2001 (5.86)%

During the 10-year period shown in the bar chart, the highest return for a quarter was 22.93% (quarter ending December 31, 1999) and the lowest return for a quarter was -23.73% (quarter ending September 30, 2001).

Average Annual Total Returns (for the periods ended December 31, 2001)

Stonebridge Aggressive Growth Fund	Past One Year	Past Five Years	Past Ten Years
Return Before Taxes	-5.86%	7.37%	8.86%
Return After Taxes on Distributions[1]	-5.86%	4.19%	5.46%
Return After Taxes on Distributions and Sales of Fund Shares[1]	-3.54%	5.17%	6.03%
Russell 2000 Index[2]	2.49%	7.52%	11.51%

1After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

2An unmanaged index which measures performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is comprised of the 3,000 smallest U.S. securities as determined by total market capitalization. The index return reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect taxes, fees, brokerage commissions, or other expenses of investing.